EXHIBIT  32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

I, Michael S. Pagnano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of The World Golf League, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of The World Golf League, Inc.

Date:  April  26,  2005

                                             By:  /s/  Michael  S.  Pagnano
                                                ------------------------------
                                                Michael  S.  Pagnano
                                                Chief  Executive  Officer  and
                                                Chief  Financial  Officer

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